Exhibit 10.8

Translation of Medicinal Material Procurement Contract

Party A (Purchaser): Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Party B (Supplier): Ba Sang

Product’s Name	Spec	Unit	Quantity	Unit Price	Value (RMB)	Procurement Period	Memo
Wage edge seeds		kg	308	572.76	1,764,10.72	09.1.1-12.31
Flower Snake		kg	2538	318.88	809,327.24	09.1.1-12.31
Juniper Cream		kg	1090	247.09	269,326.54	09.1.1-12.31
Meconopsis		kg	709	50.01	35,459.56	09.1.1-12.31
Bear bile		kg	156	7834.56	1,222,190.71	09.1.1-12.31
Nutmeg		kg	2244	123.08	276,186.91	09.1.1-12.31
Dwarf Corydalis		kg	4464	176.74	788,947.13	09.1.1-12.31
Ba Xiaga		kg	8451	197.09	1,665,632.89	09.1.1-12.31
Possession of Woody		kg	6318	49.31	311,556.22	09.1.1-12.31

The Aggregate Value: RMB 5,555,037.92

The Procurement Place: Yunnan Shangri-La Tibetan Medicine Group Co., Ltd.

Date of Delivery: Delivery within 20 days upon the signature of the Contract

Payment Method: Party A shall make payment of all the accounts payable within 10 days upon the entry of products in the warehouse and Party B shall draw the accounts receivable by presentation of the warehouse voucher.

Quality Standard: State Standard

Package: Polypropylene (PP) Knitted Bag or cloth bag free of any damage.

Quality Requirements by Party B: The products shall comply with the state quality standards as well as the agreed quality standard bases on the said quality standards; Packing Sound

Quality Requirements agreed by Both Parties: The Tibetan medicinal materials standard under the administration authorities of the Ministry of Public Health shall be executed.

Liability of Breach: The breached party shall make the compensation for the non-breach party by the amount equivalent to 30% of the aggregate value of the contract herein.

This contract is in duplicate and shall be effective upon both parties’ signature, seal, and putting one’s fingerprint.

Party A: Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Authorized Representative: Hong Yu (Signature)

Yunnan Shangri-La Tibetan Pharmaceutical Group Limited (Seal)

Signature Date: Jan 4, 2009

Party B: Ba Sang

Authorized Representative: Ba Sang (Signature):

Signature Date: Jan 4, 2009